Van Kampen Trust for Investment Grade Municipals
                       Item 77(o) 10F-3 Transactions
                     October 1, 2002 - March 31, 2003



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
              10/30/  Variou  $441,735,00  2,000,0   0.453%  0.270
                02       s         0         00                %      Lehman
  New York                                                          Brothers,
    City                                                             Merrill
Transitiona                                                         Lynch, JP
 l Finance                                                           Morgan,
 Authority                                                            Morgan
 Future Tax                                                          Stanley,
  Secured                                                            Advest,
   Bonds                                                               Bear
                                                                     Stearns,
                                                                       Dain
                                                                    Rauscher,
                                                                      First
                                                                     Albany,
                                                                     Goldman
                                                                      Sachs,
                                                                      Paine
                                                                     Webber,
                                                                    Ramirez &
                                                                       Co,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      CIBC,
                                                                     Commerce
                                                                     Capital,
                                                                        AG
                                                                     Edwards,
                                                                     Jackson
                                                                    Sec, Legg
                                                                      Mason,
                                                                       Loop
                                                                     Capital,
                                                                    Prudential
                                                                        ,
                                                                    Quick&Reil
                                                                       ly,
                                                                     Raymond
                                                                      James,
                                                                    Roosevelt&
                                                                      Cross
                                                                      Sibert
                                                                    Brandford
                                                                      Shank

    The       11/22/  $104.8  $731,970,00  3,750,0   0.512%  0.504  UBS Paine
Commonwealt   02         6         0         00                %      Webber
    h of                                                            Inc, Bear,
Massachuset                                                         Stearns &
     ts                                                                Co.,
                                                                     Goldman,
                                                                     Sachs &
                                                                     Co., JP
                                                                     Morgan,
                                                                      Lehman
                                                                    Brothers,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                     Advest,
                                                                    Inc, A.G.
                                                                    Edwards &
                                                                    Sons, Inc,
                                                                    CIBC World
                                                                     Markets,
                                                                      Corby
                                                                     Capital
                                                                     Markets
                                                                       Inc,
                                                                     Eastern
                                                                       Bank
                                                                     Capital
                                                                     Markets,
                                                                    Fahnestock
                                                                    & Co. Inc,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Janney
                                                                    Montgomery
                                                                    Scott Inc,
                                                                      Mellon
                                                                    Financial
                                                                     Markets,
                                                                       Inc,
                                                                     Merrill
                                                                     Lynch &
                                                                       Co.,
                                                                      Morgan
                                                                     Stanley,
                                                                    Prudential
                                                                    Securities
                                                                    , Quick &
                                                                     Reilly,
                                                                       Inc,
                                                                    Ramirez &
                                                                    Co., Inc,
                                                                     Raymond
                                                                     James &
                                                                    Associates
                                                                    , Inc, RBC
                                                                       Dain
                                                                     Rauscher
                                                                    Inc, State
                                                                      Street
                                                                      Global
                                                                     Markets,
                                                                     LLC, and
                                                                     Wachovia
                                                                      Bank,
                                                                     National
                                                                    Associatio
                                                                        n

              03/03/  $103.7  $169,640,00  2,800,0   1.867%  0.377
                03       7         0         00                %    JP Morgan,
  New York                                                            Bear,
   State                                                            Stearns &
Environment                                                          Co Inc,
     al                                                              Goldman,
 Facilities                                                          Sachs &
Corporation                                                         Co, Lehman
                                                                    Brothers,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      First
                                                                      Albany
                                                                    Corporatio
                                                                    n, Raymond
                                                                     James &
                                                                    Associates
                                                                      , Inc,
                                                                     Merrill
                                                                     Lynch &
                                                                    Co, Morgan
                                                                     Stanley,
                                                                     Siebert
                                                                    Brandford
                                                                    Shank & Co
                                                                       LLC,
                                                                    Roosevelt
                                                                     & Cross,
                                                                    Incorporat
                                                                    ed, Samuel
                                                                    A. Ramirez
                                                                    & Co, Inc,
                                                                    UBS Paine
                                                                    Webber Inc